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                                                                  EXHIBIT 10.76

                              COLLAGEN CORPORATION

                  AMENDED AND RESTATED SECURED LOAN AGREEMENT

     This Amended and Restated Secured Loan Agreement is made as of December 31, 1995 by and between Collagen Corporation, a Delaware corporation (the "COMPANY") and Ross R. Erickson ("BORROWER").

                                    RECITALS

     A. The Company and the Borrower are parties to a Secured Loan Agreement dated October 5, 1995 (the "LOAN AGREEMENT").

     B. Borrower has borrowed, and the Company has lent to Borrower $120,000.00 (the "BORROWED AMOUNT"). The parties desire that such loan shall be secured on the terms and conditions contained herein by (a) certain real property owned or being acquired by Borrower (the "PROPERTY") and (b) all shares of the Company's capital stock issued to Borrower upon exercise of stock options currently held or hereafter acquired by Borrower while the Borrowed Amount is oustanding (the "SHARES").

     C. Section 6 of the Loan Agreement provides that such Agreement may be amended by a written instrument signed by the Company and the Borrower.

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree that the Loan Agreement is hereby amended to read in full as follows:

     1. Agreement to Lend. Subject to the terms and conditions contained herein and upon execution of this Agreement, the Company agrees to issue to Borrower a check or other readily available funds in the Borrowed Amount on the date of this Agreement.

     2. Promissory Note. In consideration of the Company's delivery of the Borrowed Amount, Borrower will execute the secured promissory note attached hereto as Exhibit A (the "Note"), in the principal amount of the Borrowed Amount and bearing interest at the applicable adjusted federal rate, compounded semiannually.

     3. Security Agreement. Borrower will additionally execute the Security Agreement attached hereto as Exhibit B (the "SECURITY AGREEMENT") as security for Borrower's obligation to repay the Borrowed Amount, and will deliver, or cause to be delivered, all certificates representing the Shares to the Company or its designee as pledgeholder of the Shares, together with such other documents of assignment and other documents as may be reasonably requested by the Company to perfect its security interest in and to the Shares and the Property, including, without limitation, a Deed of Trust in form and substance reasonably satisfactory to the Company. The Shares will be held by the Company or its designee as pledgeholder and shall be released according to the terms of the Security Agreement.

     4. Successors or Assigns. Borrower and the Company agree that all of the terms of this Agreement shall be binding on their successors and assigns, and that the term "Borrower" and the term "Company " as used herein shall be deemed to include as to each party, for all purposes, the designees, successors, assigns, heirs, executors and administrators of such party.

     5. Governing Law. This Agreement shall be interpreted and governed under the laws of the State of California.

     6. Amendment. This Agreement may be amended only by a written instrument signed by each party hereto.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amended and
Restated Secured Loan Agreement as of the day and year first above written.

     "BORROWER"                           ROSS R. ERICKSON

                                          /s/  ROSS ERICKSON
                                          (Signature)
                                          Address: 1758 Carleton Court
                                               Redwood City, CA 94061

     "COMPANY"                            COLLAGEN CORPORATION

                                          By: /s/  DAVID FOSTER
                                          TITLE: VICE PRESIDENT

                                       -2-
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                                   EXHIBIT A

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE

$120,000.00                                              as of December 31, 1995
                                                           Palo Alto, California

     FOR VALUE RECEIVED, ROSS R. ERICKSON promises to pay to Collagen Corporation, a California corporation (the "COMPANY"), the principal sum of ONE HUNDRED TWENTY THOUSAND DOLLARS ($120,000.00), together with interest on the unpaid principal hereof to be accrued quarterly from October 5, 1995 at the prime rate of interest as of the last day of the calendar quarter, as reported in the Wall Street Journal. Accrued interest will be paid annually commencing October 5, 1996 for so long as there is a principal balance outstanding.

     All principal and accrued interest shall be due and payable in full on the earliest of (a) the date seven (7) years from the date of this Note, or (b) termination of the undersigned's employment with the Company for any reason (or for no reason). Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal. One-half of the gross amount of Borrower's cash bonus for the prior fiscal year will be applied against the principal of this Note commencing with the cash bonus received for the fiscal year ended June 30, 1997.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of an Amended and Restated Secured Loan Agreement of even date herewith, by and between the Company and the undersigned, and is secured by a Deed of Trust with respect to real property as well as by a pledge of the certain of the capital stock of the Company, each under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof. This Note replaces that certain Secured Promissory Note dated October 5, 1995, payable by the undersigned to the Company, which is deemed cancelled upon delivery hereof.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

     The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default.

                                          /s/  ROSS ERICKSON

                                          --------------------------------------
                                          ROSS R. ERICKSON

                                       A-1
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                                   EXHIBIT B

                    AMENDED AND RESTATED SECURITY AGREEMENT

     This Amended and Restated Security Agreement is made as of December 31, 1995, between Collagen Corporation, a Delaware corporation ("PLEDGEE"), and Ross
R. Erickson ("PLEDGOR").

                                    RECITALS

     Pledgee has loaned or will loan to Pledgor, and Pledgor has borrowed or will borrow from Pledgee, $120,000.00, which loan is or shall be evidenced by a promissory note (the "NOTE") and is to be secured by (a) certain real property owned or to be acquired by Pledgor located at 1758 Carleton Court, Redwood City, California (the "PROPERTY") and (b) shares of Pledgee's capital stock issued upon exercise of stock options currently held or hereafter acquired by Pledgor while the Borrowed Amount is outstanding (the "SHARES" and collectively with the Property, the "COLLATERAL"). The Note and the obligations thereunder are as set forth in Exhibit A to the Amended and Restated Secured Loan Agreement between Pledgor and Pledgee, dated the date hereof.

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest; Transferability; Escrow.

          (a) In consideration of the loan to Pledgor under the Amended and Restated Secured Loan Agreement, Pledgor, pursuant to the Commercial Code of the State of California, hereby (i) grants to the Pledgee a first-priority security interest in the Property (subordinate only to any purchase-money indebtedness incurred with respect thereto) and (ii) pledges the Shares represented by the certificates therefor, duly endorsed in blank or with executed stock powers, and herewith delivers such certificates existing as of the date hereof, and agrees to deliver such certificates as Pledgor may acquire in the future, to the Secretary of Pledgee (the "PLEDGEHOLDER"), who shall hold said certificates subject to the terms and conditions of this Amended and Restated Security Agreement.

          (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Amended and Restated Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Amended and Restated Secured Loan Agreement.

          (c) Except as required to enable Pledgee to exercise its rights as a secured party, none of the Shares pledged under this Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Pledgor.

          (d) To ensure the ability of Pledgee to exercise its rights as a secured party hereunder, Pledgor shall, upon execution of this Agreement, deliver and deposit with the Transfer Agent of Pledgee, or such other person designated by Pledgee, the share certificates representing the Shares currently held by Pledgor, and to do the same in the future at such time as Pledgor may acquire additional certificates, together with a stock power, duly endorsed in blank, in the form attached hereto as Exhibit B-1. The Shares and stock power(s) shall be held by Pledgee in escrow, until such time as the Note shall have been paid in full. As a further inducement to Pledgee to loan to Pledgor the funds represented by the Note, the spouse of Pledgor, if any, shall execute and deliver to Pledgee the Consent of Spouse attached hereto as Exhibit B-2.

          (e) The Property shall be secured pursuant to a deed of trust made by Pledgor in form and substance satisfactory to Pledgee (the "DEED OF TRUST"), encumbering the Property, which Pledgor occupies as his principal place of residence.

                                       B-1
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     2.  Pledgor's Representations and Covenants.  To induce Pledgee to enter into this Amended and Restated Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) Encumbrances. All Collateral now or hereafter pledged under this Agreement are and shall be free of all other encumbrances, defenses and liens, other than purchase money indebtedness, and Pledgor will not further encumber the Collateral without the prior written consent of Pledgee.

     3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Amended and Restated Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Amended and Restated Security Agreement shall include the substituted shares of capital stock of Pledgee held by Pledgor as a result thereof.

     5. Warrants and Rights. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Amended and Restated Security Agreement in the same manner as the Shares pledged.

     6. Default. Pledgor shall be deemed to be in default of the Note and of this Amended and Restated Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants contained in this Amended and Restated Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     8. Term. The pledge of Shares and the Deed of Trust shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor and the Deed of Trust shall be removed.

     9. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     10. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

                                       B-2
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     11.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that the unenforceability or invalidity of any provision or provisions of this Amended and Restated Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     12. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Amended and Restated Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     13. Governing Law. This Amended and Restated Security Agreement shall be interpreted and governed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Security Agreement as of the day and year first above written.

"PLEDGOR"                                 ROSS R. ERICKSON

                                          /s/  ROSS ERICKSON
                                          (Signature)

                                          Address: 1758 Carleton Court
                                                   Redwood City, CA 94061

"PLEDGEE"                                 COLLAGEN CORPORATION

                                          By: /s/  DAVID FOSTER
                                          Title: Vice President

                                       B-3
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                                  EXHIBIT B-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I hereby sell, assign and transfer unto
                                     (          ) shares of the capital stock of
Collagen Corporation, a Delaware corporation, standing in my name on the books of said corporation and represented by Certificates No. herewith and do hereby
irrevocably constitute and appoint                                     to
transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:

                                          Signature:

                                          /s/  ROSS ERICKSON
                                          Ross R. Erickson

     This Assignment Separate from Certificate was executed in conjunction with the terms of an Amended and Restated Security Agreement between the above
assignor and Collagen Corporation dated             , 1995. ACCORDINGLY, PLEASE
EXECUTE THIS ASSIGNMENT IN BLANK WITHOUT COMPLETING ANY OTHER INFORMATION CALLED FOR (INCLUDING THE DATE).

                                      B-1-1
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                                  EXHIBIT B-2

                               CONSENT OF SPOUSE

     I, LAURA ERICKSON, spouse of Ross R. Erickson, have read and approved the foregoing Amended and Restated Secured Loan Agreement and the exhibits thereto (the "AGREEMENT"). In consideration of granting of the right to my spouse to borrow funds as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares of Collagen Corporation serving as collateral pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.

Dated: December 31, 1995

                                          /s/  LAURA ERICKSON
                                          (Signature)

                                      B-2-1